EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Raymond S. Lopez, certify that:

1.	I have reviewed this annual report on Form 10-K/A of Bluegreen Vacations Corporation; and
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Raymond S. Lopez

Raymond S. Lopez

Executive Vice President, Chief Operating Officer,

Chief Financial Officer and Treasurer

Date: April 30, 2021